UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 6, 2009

Hercules Technology Growth Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Name and Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On August 6, 2009, Hercules Technology Growth Capital, Inc., issued a press release announcing its earnings for the quarter ended June 30, 2009 and a press release that it had declared a dividend.  The text of these press releases are included as exhibits to this Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 6, 2009
99.2	Press Release dated August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

August 6, 2009
/s/ Scott Harvey
Scott Harvey
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release dated August 6, 2009

Exhibit No.	Description of Exhibits
99.2	Press Release dated August 6, 2009